EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our audit report of Entity Inc. dated June 26, 2008 in the Current Report (Form 8-K No.000-29929) dated August 13, 2008.

Vancouver, Canada, August 13, 2008	/s/ Ernst & Young Chartered Accountants